The Union Central Life Insurance Company

("Union Central Life")

Carillon Life Account

 ("Separate Account")

Supplement to:

Excel Choice and Excel Executive Edge

Prospectuses Dated November 5, 2007

Supplement Dated October 4, 2013

The Calvert Variable Series, Inc. Board of Directors approved, effective as of September 11, 2013, (1) the removal of New Amsterdam Partners LLC ("New Amsterdam") as an investment subadvisor for Calvert VP SRI Balanced Portfolio (the "Portfolio") and (2) the assumption of responsibility by the current investment advisor, Calvert Investment Management, Inc., for the day to day management of the equity assets previously managed by New Amsterdam.

Therefore, in the Separate Account Variable Investment Options section of your prospectus, the reference to New Amsterdam as subadvisor to the Portfolio is removed.

The average annual expense ratio assumption referenced in Appendix B – Illustrations is updated to 0.859%.  Please contact us at the phone number below if you would like a revised illustration.

Please see the Portfolio prospectus, as supplemented, for more information.

All other provisions of your Contract remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this supplement with the current prospectus for your variable policy issued by

The Union Central Life Insurance Company.

If you do not have a current prospectus, please contact Union Central Life at 1-800-319-6902.

IN 1759 9-13